FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     September 23, 1996


                         Aero Systems Engineering, Inc.
             (Exact name of registrant as specified in its charter)


         Minnesota                     0-7390                  41-0913117
(State or other jurisdiction        (Commission             (I.R.S.  Employer
 of incorporation)                  File Number)            Identification No.)


    358 E. Fillmore Avenue, St. Paul, Minnesota                        55107
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (612) 227-7515


                                 Not applicable.
         (Former name or former address, if changed since last report.)





                         AERO SYSTEMS ENGINEERING, INC.

                                      INDEX
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K


Item Number                                                             Page
- -----------                                                             ----

Item 5.  Other Events.                                                    3

Signatures.                                                               4

Exhibits.                                                                 5



ITEM 5.  OTHER EVENTS.

The information set forth in Exhibit 99.1 to this Current Report on Form 8-K is incorporated herein by reference.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 26, 1996.           Aero Systems Engineering, Inc.


                                         By: /s/ Charles L. Rooks
                                             Charles L. Rooks
                                             Chief Financial Officer